                                                                     EXHIBIT 4.4


                             ATRIUM COMPANIES, INC.,
                                    AS ISSUER

                          THE GUARANTORS NAMED HEREIN,
                                  AS GUARANTORS

                                       AND

                         U.S. BANK NATIONAL ASSOCIATION,
                              AS SUCCESSOR TRUSTEE

                  ---------------------------------------------


                          THIRD SUPPLEMENTAL INDENTURE

                          DATED AS OF NOVEMBER 18, 2003

                                     TO THE

                                    INDENTURE

                            DATED AS OF MAY 17, 1999

                  ---------------------------------------------


                                  $175,000,000

              10 1/2% SENIOR SUBORDINATED NOTES DUE 2009, SERIES A 10 1/2% SENIOR SUBORDINATED NOTES DUE 2009, SERIES B

                          THIRD SUPPLEMENTAL INDENTURE

         THIRD SUPPLEMENTAL INDENTURE, dated as of November 18, 2003 (the "Third Supplemental Indenture"), by and among ATRIUM COMPANIES, INC., as Issuer (the "Company"), Wing Industries, Inc., a Texas corporation, R.G. Darby, Inc., an Alabama corporation, Total Trim, Inc., an Alabama corporation, Atrium Door and Window Company of Arizona, a Delaware corporation, Atrium Door and Window Company of the Northeast, a Connecticut corporation, Atrium Door and Window Company - West Coast, a Texas corporation, Atrium Vinyl, Inc., a Delaware corporation, Thermal Industries, Inc., a Delaware corporation, Atrium Door and Window Company of the Northwest, a Delaware corporation, Atrium Door and Window Company of the Rockies, a Colorado corporation, Atrium Extrusion Systems, a Delaware corporation, MD Casting, Inc., a Delaware corporation, and Aluminum Screen Manufacturers, Inc., a Delaware corporation (collectively, the "Guarantors"), and U.S. BANK NATIONAL ASSOCIATION (as successor to State Street Bank and Trust Company), as Trustee (the "Trustee"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Indenture (as defined below).

                                    RECITALS

         WHEREAS, the Company, the Guarantors and the Trustee are parties to that certain Indenture, dated as of May 17, 1999 (as amended by that certain First Supplemental Indenture, dated as of October 25, 2000, and as further amended by that certain Second Supplemental Indenture, dated as of January 24, 2003, the "Indenture") relating to the Company's 10 1/2% Senior Subordinated Notes due 2009 (the "Notes");

         WHEREAS, Section 9.01 of the Indenture authorizes the Company, the Guarantors and the Trustee, in accordance with the terms thereof, to enter into this Third Supplemental Indenture with respect to the amendments set forth in
Article II hereof for the purposes of curing certain ambiguities and correcting certain defects that have arisen over the course of time contained in the Indenture in a manner that does not materially adversely affect the interests or rights of any of the Holders;

         WHEREAS, (i) Section 9.02 of the Indenture authorizes the Company, the Guarantors and the Trustee, in accordance with the terms thereof, to enter into this Third Supplemental Indenture with respect to the amendments set forth in
Article III hereof with the consent of the Holders of at least a majority of the aggregate principal amount of the outstanding Notes and (ii) the Company has received consents from Holders of a majority of the aggregate principal amount of the outstanding Notes approving the amendments set forth in Article III of this Third Supplemental Indenture; and

         WHEREAS, the Company and the Guarantors have requested the Trustee, and the Trustee has agreed, to join in the execution of this Third Supplemental Indenture pursuant to Sections 9.01 and 9.02 of the Indenture, as applicable, on the terms and subject to the conditions set forth below;

         NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained, the Company, the Guarantors and the Trustee mutually covenant and agree for the equal and proportionate benefit of the Holders from time to time of the Notes as follows:

                                    ARTICLE I
                                    INDENTURE

         1.1 Integral Part. This Third Supplemental Indenture constitutes an integral part of the Indenture.

                                   ARTICLE II
                    SECTION 9.01 AMENDMENTS TO THE INDENTURE

         2.1 Amendment to definition of "Affiliate". The definition of "Affiliate" set forth in Section 1.01 of the Indenture is hereby amended by deleting the last sentence thereof.

         2.2 Deletion of definition of "Ardshiel". The definition of "Ardshiel" set forth in Section 1.01 of the Indenture is hereby deleted in its entirety.

         2.3 Amendment to definition of "Atrium Holdings". The definition of "Atrium Holdings" set forth in Section 1.01 of the Indenture is hereby amended by inserting the following clause immediately following the words "Atrium Corporation" in the first line thereof:

         "(formerly known as D and W Holdings, Inc., as the surviving company of a merger of Atrium Corporation and D and W Holdings, Inc.)"

         2.4 Amendment to definition of "Change of Control". The definition of "Change of Control" set forth in Section 1.01 of the Indenture is hereby amended by deleting the clause "Parent," in the second line thereof.

         2.5 Amendment to definition of "Credit Facility". The definition of "Credit Facility" set forth in Section 1.01 of the Indenture is hereby amended by deleting the clause "Parent," in the second line thereof.

         2.6 Amendment to definition of "Initial Public Offering". The definition of "Initial Public Offering" set forth in Section 1.01 of the Indenture is hereby amended by deleting the clause "Parent," in the second line thereof.

         2.7 Deletion of definition of "Parent". The definition of "Parent" set forth in Section 1.01 of the Indenture is hereby deleted in its entirety.

         2.8 Amendment to definition of "Permitted Investment". Clause (vii) of the definition of "Permitted Investment" set forth in Section 1.01 of the Indenture is hereby amended by (i) deleting the clause "Parent," in each of the second and seventh line thereof, and (ii) deleting the clause "Company's, Atrium Holdings' or Parent's" in the third line thereof and inserting the clause "Company's or Atrium Holdings'" in replacement thereof.

         2.9 Amendment to definition of "Tax Sharing Agreement". The definition of "Tax Sharing Agreement" set forth in Section 1.01 of the Indenture is hereby amended by deleting the word "Parent" in the second line thereof and inserting the clause "Atrium Holdings" in replacement thereof.

         2.10 Amendments to Section 10.14 (Limitation on Restricted Payments).
Section 10.14 of the Indenture is hereby amended as follows:

         (a) Clause (b)(iv) of Section 10.14 of the Indenture is hereby amended by (i) deleting the clause "and Parent" in each of the third, fourth and fifth line thereof, and (ii) deleting the clause "or Parent" in the seventh line thereof.

         (b) Clause (b)(v) of Section 10.14 of the Indenture is hereby amended by deleting the clause "Parent (either directly or indirectly through Atrium Holdings)" in first line thereof and inserting the clause "Atrium Holdings" in replacement thereof.

         (c) Clause (b)(vi) of Section 10.14 of the Indenture is hereby amended by deleting the clause "or Parent" in each of the fourth, seventh and ninth line thereof.

         (d) Clause (b)(vii) of Section 10.14 of the Indenture is hereby amended by (i) deleting the clause "employees of Parent, Atrium Holdings" in sixth line thereof and inserting the clause "employees of Atrium Holdings" in replacement thereof, and (ii) deleting the word "Parent" in each of the fourth, fifth, tenth and eleventh lines thereof and inserting the clause "Atrium Holdings" in replacement thereof.

                                   ARTICLE III
                    SECTION 9.02 AMENDMENTS TO THE INDENTURE

         3.1 Amendment to Recitals. The first recital to the Indenture is hereby amended and restated in its entirety to read as follows:

         "        The Company has duly authorized the creation of an issue of
         (i) 10 1/2% Senior Subordinated Notes due 2009, Series A (the "Series A Notes") and (ii) 10 1/2% Senior Subordinated Notes due 2009, Series B (the "Exchange Notes") to be issued in exchange for the Series A Notes pursuant to the Registration Rights Agreement (as defined herein). The Series A Notes, the Exchange Notes and the Private Exchange Notes (as defined herein), if any, are collectively referred to as the "Notes" and are treated as a single class of securities under this Indenture. Further, the Initial Notes (as defined herein) and any Additional Notes (as defined herein) shall be treated as a single class for all purposes under this Indenture, and unless the context otherwise requires, all references to the Notes shall include the Initial Notes and any Additional Notes. To provide therefor, the Company has duly authorized the execution and delivery of this Indenture."

         3.2 Insertion of definition of "Additional Notes". Section 1.01 of the Indenture is hereby amended to insert the following definition of "Additional Notes" in the correct alphabetical location therein:

         "        "Additional Notes" means additional notes (other than the
         Initial Notes) issued from time to time under this Indenture in accordance with Sections 3.04 and 10.12 hereof, as part of the same series as the Initial Notes."

         3.3 Insertion of definition of "Additional Notes Issue Date". Section
1.01 of the Indenture is hereby amended to insert the following definition of "Additional Notes Issue Date" in the correct alphabetical location therein:

         "        "Additional Notes Issue Date" means, with respect to any
         Additional Notes, the original issue date of such Additional Notes under this Indenture."

         3.4 Amendment to definition of "Exchange Notes". The definition of "Exchange Notes" set forth in Section 1.01 of the Indenture is hereby amended and restated in its entirety to read as follows:

         "        "Exchange Notes" means the 10 1/2% Senior Subordinated Notes due 2009, Series B to be issued in exchange for Series A Notes pursuant to the Registration Rights Agreement."

         3.5 Amendment to definition of "Initial Notes". The definition of "Initial Notes" set forth in Section 1.01 of the Indenture is hereby amended and restated in its entirety to read as follows:

         "        "Initial Notes" means the first $175,000,000 aggregate
         principal amount of Series A Notes (and the Exchange Notes issued in exchange therefor) issued under this Indenture."

         3.6 Amendment to definition of "Issue Date". The definition of "Issue Date" set forth in Section 1.01 of the Indenture is hereby amended by inserting the following clause immediately following the word Indenture in the second line thereof:

         "; provided, that, for the purposes of calculating interest in respect of Additional Notes pursuant to Section 3.01, the term "Issue Date" shall mean the "Additional Notes Issue Date" applicable to such Additional Notes"

         3.7 Insertion of definition of "Merger Agreement". Section 1.01 of the Indenture is hereby amended to insert the following definition of "Merger Agreement" in the correct alphabetical location therein:

         "        "Merger Agreement" means that certain Agreement and Plan of
         Merger, dated as of October 27, 2003, among KAT Holdings, Inc., KAT Acquisition

         Corp., Atrium Corporation and the securityholders of Atrium Corporation set forth on the signature pages thereto, as the same may be amended, supplemented and modified from time to time."

         3.8 Amendment to definition of "Permitted Holders". The definition of "Permitted Holders" set forth in Section 1.01 of the Indenture is hereby amended and restated in its entirety to read as follows:

         "        "Permitted Holders" means (i) KAT Holdings, L.P. and any other investment partnership or entity managed or controlled by Kenner & Company, Inc. and/or its Affiliates, (ii) UBS Capital Americas II, LLC and/or its Affiliates, (iii) ML IBK Positions, Inc. and/or its Affiliates, (iv) any partners, members or investors (either directly or indirectly through any investment partnerships or entities) in the entities described in clauses (i), (ii) and (iii) above who are distributees of investments held by the entities described in clauses
         (i), (ii) and (iii) above, (v) any immediate family members or lineal descendents, or trusts or other entities for their benefit in respect of the Persons described in clauses (i), (ii), (iii) and (iv) above, and (vi) any Affiliates in respect of the Persons described in clauses
         (i), (ii), (iii) and (iv) above."

         3.9 Amendment to definition of "Permitted Indebtedness". Clause (ii)(x) of the definition of "Permitted Indebtedness" set forth in Section 1.01 of the Indenture is hereby amended by inserting the following clause immediately following the words "the Notes" in the first line thereof:

         "(other than any Additional Notes)"

         3.10 Amendment to definition of "Registration Rights Agreement". The definition of "Registration Rights Agreement" set forth in Section 1.01 of the Indenture is hereby amended and restated in its entirety to read as follows:

         "        "Registration Rights Agreement" means, with respect to any
         Initial Notes, the Registration Rights agreement dated as of May 17, 1999 by and among the Company, the Guarantors and the Initial Purchaser, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof attached hereto as Exhibit E, and, with respect to any Additional Notes, one or more registration rights agreements among the Company, the Guarantors and the other parties thereto, as such agreement(s) may be amended, modified or supplemented from time to time, relating to rights given by the Company to the purchasers of Additional Notes to register such Additional Notes under the Securities Act."

         3.11 Insertion of definition of "Restricted Period". Section 1.01 of the Indenture is hereby amended to insert the following definition of "Restricted Period" in the correct alphabetical location therein:

         "        "Restricted Period" means (i) with respect to an Initial Note, the period commencing on the Issue Date and terminating on the 41st day after the Issue Date, and (ii) with respect to an Additional Note, the period commencing on the Additional Notes Issue Date and terminating on the 41st day after the Additional Notes Issue Date."

         3.12 Insertion of definition of "Series A Notes". Section 1.01 of the Indenture is hereby amended to insert the following definition of "Series A Notes" in the correct alphabetical location therein:

         "        "Series A Notes" has the meaning set forth in the preamble hereto."

         3.13 Amendment to Section 3.01 (Title and Terms). The first sentence of
Section 3.01 of the Indenture is hereby amended and restated in its entirety to read as follows:

         "        PRINCIPAL AMOUNT. The Company shall be entitled to
         authenticate and deliver under this Indenture (i) Initial Notes (and Exchange Notes issued in exchange therefor) for original issue in the aggregate principal amount not to exceed $175,000,000, (ii) subject to compliance with Section 10.12, Additional Notes (and Exchange Notes issued in exchange therefor) for original issue after the Issue Date in an unlimited amount, and (iii) Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 3.04, 3.05, 3.06, 3.07, 9.06, 10.11 and
         10.16."

         3.14 Amendments to Section 3.04 (Execution and Authentication). Section
3.04 of the Indenture is hereby amended as follows:

         (a) The first sentence of the first paragraph of Section 3.04 of the Indenture is hereby amended by deleting the word "Initial" in the first line thereof and inserting in replacement thereof the following clause:

         "Series A"

         (b) The sixth paragraph of Section 3.04 of the Indenture is hereby amended and restated in its entirety to read as follows:

         "        The Trustee shall authenticate (i) Initial Notes for original issue in an aggregate principal amount not to exceed $175,000,000, (ii) subject to compliance with Section 10.12, Additional Notes for original issue after the Issue Date in an unlimited amount, (iii) Private Exchange Notes from time to time only in exchange for a like principal amount of Initial Notes or Additional Notes and (iv) Unrestricted Notes from time to time only in exchange for (A) a like principal amount of Initial Notes or Additional Notes or (B) a like principal amount of Private Exchange Notes, in each case upon a written order of the Company in the form of an Officers' Certificate of the Company. Each such written order shall specify the amount of Notes to be authenticated and the date on which the Notes are to be authenticated, whether the Notes are to be Initial Notes, Additional Notes, Private Exchange Notes or Unrestricted Notes and such other information as the Trustee may reasonably request."

         3.15 Amendments to Section 3.17 (Special Transfer Provisions). Section
3.17 of the Indenture is hereby amended as follows:

         (a) The first sentence of clause (a) of Section 3.17 of the Indenture is hereby amended by deleting the words "an Initial" in the second line thereof and inserting in replacement thereof the following clause:

         "a Series A"

         (b) Clause (a)(i) of Section 3.17 of the Indenture is hereby amended and restated in its entirety to read as follows:

         "        (i) the Registrar shall register the transfer of any Series A
         Note, whether or not such Note bears the Private Placement Legend, if
         (x) with respect to an Initial Note, the requested transfer is after the second anniversary of the Issue Date and with respect to an Additional Note, the requested transfer is after the second anniversary of the Additional Notes Issue Date; provided, however, that neither the Company nor any Affiliate of the Company has held any beneficial interest in such Note, or portion thereof, at any time on or prior to the second anniversary of the Issue Date or Additional Notes Issue Date, as applicable, and such transfer can otherwise be lawfully made under the Securities Act without registering such Series A Notes thereunder or (y) the proposed transferor has delivered to the Registrar a certificate substantially in the form of Exhibit C hereto;"

         (c) Clause (a)(iv) of Section 3.17 of the Indenture is hereby amended by deleting the clause "the 41st day after the Issue Date (the "Restricted Period")" in the first line thereof and inserting in replacement thereof the following:

         "the expiration of the Restricted Period"

         (d) The first sentence of clause (b) of Section 3.17 of the Indenture is hereby amended by deleting the words "an Initial" in the second line thereof and inserting in replacement thereof the following clause:

         "a Series A"

         (e) Clause (b)(i) of Section 3.17 of the Indenture is hereby amended and restated in its entirety to read as follows:

         "        (i) the Registrar shall register the transfer of any Series A
         Note, whether or not such Note bears the Private Placement Legend, if
         (x) with respect to an Initial Note, the requested transfer is after the second anniversary of the Issue Date and with respect to an Additional Note, the requested transfer is after the second anniversary of the Additional Notes Issue Date; provided, however, that neither the Company nor any Affiliate of the Company has held any beneficial interest in such Note, or portion thereof, at any time on or prior to the second anniversary of the Issue Date or Additional Notes Issue Date, as applicable, and such transfer can otherwise be lawfully made under the Securities Act without registering such Initial Notes or Additional Notes, as applicable, thereunder or
         (y) such transfer is being made by a proposed transferor who has checked the box provided for on the form of Note stating, or has otherwise advised the Company and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Note stating, or has otherwise advised the Company and the Registrar in writing, that it is purchasing the Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A;"

         3.16 Amendments to Section 9.01 (Supplemental Indentures, Agreements and Waivers Without Consent of Holders). Section 9.01 of the Indenture is hereby amended by deleting "or" at the end of subsection (f) thereof, inserting "or" at the end of subsection (g) and inserting the following:

         "        (h) to provide for the issuance of Additional Notes in
         accordance with the limitations set forth in this Indenture as of the date hereof"

         3.17 Amendment to Section 10.15 (Limitation on Transactions with Affiliates). Clause (b) of Section 10.15 of the Indenture is hereby amended and restated in its entirety to read as follows

         "        (b) The requirements of Section 10.15(a) shall not apply to
         (i) any Restricted Payment or other payment or Investment permitted to be made pursuant to Section 10.14, (ii) any issuance of securities, or other payments, awards or grants in cash, securities or otherwise pursuant to employment arrangements, or any stock options and stock ownership plans for the benefit of employees, officers and directors, consultants and advisors approved by the Board of Directors of the Company, (iii) loans or advances to employees in the ordinary course of business of the Company or any of the Restricted Subsidiaries, (iv) any transaction between or among the Company and any Restricted Subsidiary or between or among Restricted Subsidiaries (so long as no Person (other than a Restricted Subsidiary) that is an Affiliate of the Company has any direct or indirect interest in such Restricted Subsidiary), (v) indemnification agreements with, and the payment of fees and indemnities to, directors, officers and employees of the Company and its Restricted Subsidiaries, in each case in the ordinary course of business, (vi) transactions pursuant to agreements as in existence on the Issue Date, (vii) any employment, noncompetition or confidentiality agreements entered into by the Company or any of the Restricted Subsidiaries with its employees in the ordinary course of business, (viii) the issuance of Capital Stock of the Company, (ix) the payment of any transaction costs, fees, expenses or other amounts by the Company to certain of its Affiliates in connection with the Merger (as such term is defined in the Merger Agreement) or any related financing transaction contemplated thereby,
         (x) any obligations of the Company in respect of fees payable to any Permitted Holder pursuant to agreements as in effect immediately after the Effective Time of the Merger (as such terms are defined in the Merger Agreement) and (xi) the payment of fees in respect of commercial banking, investment banking, financial advisory or other related services entered into in the ordinary course of business."

         3.18 Amendments to Exhibit A-1 (Form of Series A Note). Exhibit A-1 to the Indenture is hereby amended as follows:

         (a) The first sentence of Section 1 of Exhibit A-1 to the Indenture is hereby amended by deleting the word "Initial" in the third line thereof and inserting in replacement thereof the following clause:

         "Series A"

         (b) The second sentence of Section 1 of Exhibit A-1 to the Indenture is hereby amended by deleting the clause "are limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $175,000,000, which may be issued" in the first line thereof and inserting in replacement thereof the following clause:

         "may be issued in an unlimited amount (except as otherwise provided in the Indenture referred to below)"

         (c) The third sentence of Section 1 of Exhibit A-1 to the Indenture is hereby amended and restated in its entirety to read as follows:

         "The Notes include the Series A Notes, the Exchange Notes, the Private Exchange Notes, the Initial Notes and the Additional Notes."

         (d) The fourth sentence of Section 1 of Exhibit A-1 to the Indenture is hereby amended and restated in its entirety to read as follows:

         "The Series A Notes, the Exchange Notes, the Private Exchange Notes, the Initial Notes and the Additional Notes are treated as a single class of securities under the Indenture."

         (e) The first sentence of Section 3 of Exhibit A-1 to the Indenture is hereby amended by deleting the clause "the Initial Purchaser" in the second line thereof and inserting in replacement thereof the following clause:

         "one or more initial purchasers of the Notes"

         3.19 Amendments to Exhibit A-2 (Form of Series B Note). Exhibit A-2 to the Indenture is hereby amended as follows:

         (a) The second sentence of Section 1 of Exhibit A-2 to the Indenture is hereby amended by deleting the clause "are limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $175,000,000, which may be issued" in the first line thereof and inserting in replacement thereof the following clause:

         "may be issued in an unlimited amount (except as otherwise provided in the Indenture referred to below)"

         (b) The third sentence of Section 1 of Exhibit A-2 to the Indenture is hereby amended and restated in its entirety to read as follows:

         "The Notes include the Series A Notes, the Exchange Notes, the Private Exchange Notes, the Initial Notes and the Additional Notes."

         (c) The fourth sentence of Section 1 of Exhibit A-3 to the Indenture is hereby amended and restated in its entirety to read as follows:

         "The Series A Notes, the Exchange Notes, the Private Exchange Notes, the Initial Notes and the Additional Notes are treated as a single class of securities under the Indenture."

                                   ARTICLE IV
                                  MISCELLANEOUS

         4.1 Effect of Third Supplemental Indenture. Upon the execution and delivery of this Third Supplemental Indenture by the Company, the Guarantors and the Trustee, the Indenture shall be amended and supplemented in accordance herewith, and this Third Supplemental Indenture shall form a part of the Indenture for all purposes and each Holder shall be bound thereby; provided, however, that Articles II and III of this Third Supplemental Indenture shall be operative only upon the consummation of the merger (the "Merger") contemplated by that certain Agreement and Plan of Merger, dated as of October 27, 2003 (as amended, supplemented or modified from time to time, the "Merger Agreement"), among KAT Holdings, Inc., KAT Acquisition Corp., Atrium Corporation and the securityholders of Atrium Corporation set forth on the signature pages thereto. Notwithstanding anything to the contrary set forth herein, this Third Supplemental Indenture shall terminate and be of no force or effect in the event that the Merger shall fail to be consummated in accordance with the Merger Agreement on or prior to December 31, 2003.

         4.2 The Trustee. The recitals in this Third Supplemental Indenture shall be taken as the statements of the Company and the Guarantors, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Third Supplemental Indenture.

         4.3 Limited Effect. This Third Supplemental Indenture shall be deemed to be an amendment to the Indenture, and the Indenture, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Indenture in the Notes or any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Indenture as amended hereby. All defined terms used solely in the sections of the Indenture which shall have been deleted shall have no further force or effect.

         4.4 Counterparts; Facsimile Signatures. This Third Supplemental Indenture may be executed by the parties hereto in separate counterparts, including by facsimile, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         4.5 GOVERNING LAW. THIS THIRD SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW ALL OTHER CONFLICTS OF LAWS PRINCIPLES AND CHOICE OF LAW RULES OF NEW YORK.

                               [Signatures Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed as of the date and year first written above.


                                                ATRIUM COMPANIES, INC.


                                                By:
                                                   ----------------------------
                                                Name:
                                                Title:


                                                WING INDUSTRIES, INC.



                                                By:
                                                   ----------------------------
                                                Name:
                                                Title:


                                                R.G. DARBY, INC.



                                                By:
                                                   ----------------------------
                                                Name:
                                                Title:


                                                TOTAL TRIM, INC.



                                                By:
                                                   ----------------------------
                                                Name:
                                                Title:

                                                ATRIUM DOOR AND WINDOW
                                                COMPANY OF ARIZONA



                                                By:
                                                   ----------------------------
                                                Name:
                                                Title:


                                                ATRIUM DOOR AND WINDOW
                                                COMPANY OF THE NORTHEAST



                                                By:
                                                   ----------------------------
                                                Name:
                                                Title:


                                                ATRIUM DOOR AND WINDOW
                                                COMPANY - WEST COAST



                                                By:
                                                   ----------------------------
                                                Name:
                                                Title:


                                                ATRIUM VINYL, INC.



                                                By:
                                                   ----------------------------
                                                Name:
                                                Title:


                                                THERMAL INDUSTRIES, INC.



                                                By:
                                                   ----------------------------
                                                Name:
                                                Title:

                                                ATRIUM DOOR AND WINDOW
                                                COMPANY OF THE NORTHWEST



                                                By:
                                                   ----------------------------
                                                Name:
                                                Title:


                                                ATRIUM DOOR AND WINDOW
                                                COMPANY OF THE ROCKIES



                                                By:
                                                   ----------------------------
                                                Name:
                                                Title:


                                                ATRIUM EXTRUSION SYSTEMS



                                                By:
                                                   ----------------------------
                                                Name:
                                                Title:


                                                MD CASTING, INC.



                                                By:
                                                   ----------------------------
                                                Name:
                                                Title:


                                                ALUMINUM SCREEN
                                                MANUFACTURERS, INC.



                                                By:
                                                   ----------------------------
                                                Name:
                                                Title:

                                                U.S. BANK NATIONAL ASSOCIATION



                                                By:
                                                   ----------------------------
                                                Name:
                                                Title: